RATEMAKING JURISDICTIONS AND REGULATORY AGENCIES

The Company is subject to regulation by the Arizona Corporation Commission (ACC), the Public Utilities Commission of Nevada (PUCN) and the California Public Utilities Commission (CPUC).  These commissions regulate public utility rates, practices, facilities, and service territories in their respective states.

The Federal Energy Regulatory Commission (FERC) regulates a wholly owned subsidiary of the Company, Paiute Pipeline Company (Paiute), and the rates it charges for transportation of gas directly to certain end-users and the transportation and storage of gas to various local distribution companies for resale in northern Nevada and northern California.

Shown below is a list of the Company's ratemaking jurisdictions and the corresponding regulatory agency having jurisdiction:

Ratemaking Jurisdiction	Regulatory Agency
Arizona:	Arizona Corporation Commission
	1200 West Washington	Web site: www.azcc.gov
Phoenix, AZ 85007-2996
	(602) 542-4251	FAX: (602) 542-2129

California:	California Public Utilities Commission
Northern	505 Van Ness Avenue	Web site: www.cpuc.ca.gov
Southern	San Francisco, CA 94102-3298
South Lake Tahoe	(415) 703-2782	FAX: (415) 703-1758

Nevada:	Public Utilities Commission of Nevada
Northern	1150 East William Street	Web site: http://puc.nv.gov
Southern	Carson City, NV 89701-3109
	(775) 684-6101	FAX: (775) 684-6110

Nevada/California:	Federal Energy Regulatory Commission
Paiute	888 First Street, N.E.	Web site: www.ferc.gov
Washington, DC 20426
	(202) 502-6088	FAX: (202) 208-2106

A list of the commissioners appointed or elected to the various regulatory agencies follows this page.

SUMMARY OF COMMISSIONER STATUS BY JURISDICTION
March 2016

ARIZONA
Five members, elected statewide to four-year staggered terms. Governor appoints replacements, if position is vacated.
	Chairman Doug Little	Rep.	Term ends 01/2019
	Commissioner Bob Stump	Rep.	Term ends 01/2017
	Commissioner Bob Burns	Rep.	Term ends 01/2017
	Commissioner Andy Tobin	Rep.	Term ends 01/2017
	Commissioner Tom Forese	Rep.	Term ends 01/2019
Executive Director Jodi Jerich

CALIFORNIA
Five members, appointed to six-year staggered terms by Governor and confirmed by Senate.
	President Michael Picker	Dem.	Term ends 12/31/2020
	Commissioner Michel P. Florio	Dem.	Term ends 12/31/2016
	Commissioner Catherine J. K. Sandoval	Dem.	Term ends 12/31/2016
	Commissioner Carla J. Peterman	Dem.	Term ends 12/31/2018
	Commissioner Liane M. Randolph	Dem.	Term ends 12/31/2020
Executive Director Timothy Sullivan

NEVADA
Three members, appointed to four-year staggered terms by Governor; no confirmation required.
	Chairman Paul A. Thomsen	Dem.	Term ends 09/30/2019
	Commissioner David Noble	Ind.	Term ends 09/30/2016
	Commissioner Alaina Burtenshaw	Dem.	Term ends 09/30/2017
Executive Director Stephanie Mullen

FERC
Up to five members, appointed to five-year staggered terms by President and confirmed by U.S. Senate.
	Chairman Norman C. Bay	Dem.	Term ends 06/30/2018
	Commissioner Cheryl A. LaFleur	Dem.	Term ends 06/30/2019
	Commissioner Tony Clark	Rep.	Term ends 06/30/2016
	Commissioner Colette D. Honorable	Dem.	Term ends 06/30/2017
	Vacant	Rep.
Secretary Kimberly D. Bose

SUMMARY OF KEY REGULATORY FILINGS

					ADDITIONAL	ADDITIONAL	PERCENT	OVERALL		RATE OF
					MARGIN	MARGIN	AUTHORIZED	RATE OF		RETURN ON		COMMON
	FILING	TEST	FILING	EFFECTIVE	REQUESTED	AUTHORIZED	OF REQUESTED	RETURN		COMMON EQUITY		EQUITY
JURISDICTION	TYPE [1]	PERIOD	DATE	DATE	($mm)	($mm) [2]	AMOUNTS	GRANTED		GRANTED		RATIO
NEVADA
Docket No. 09-04003 (NNV)	GRC	11/30/08	04/03/09	11/01/09	1.3	(0.5)	NM	8.29		10.15		47.09
Docket No. 09-04003 (SNV)	GRC	11/30/08	04/03/09	11/01/09	26.6	17.6	66	7.40		10.15		47.09
Docket No. 09-06016 (SNV)	VIER		06/15/09	11/01/09	(1.5)	(1.5)	100	7.40		10.15		47.09
Docket No. 10-06008 (SNV)	VIER		06/04/10	11/01/10	(1.1)	(1.1)	100	7.25		10.15		47.09
Docket No. 11-06003 (SNV)	VIER		06/03/11	11/01/11	1.9	1.9	100	7.26		10.15		47.09
Docket No. 12-04005 (NNV) [3]	GRC	11/30/11	04/04/12	04/09/13	2.0	0.7	34	7.88		9.30		59.06
Docket No. 12-04005 (SNV) [3]	GRC	11/30/11	04/04/12	04/09/13	24.9	6.7	27	6.56		10.00		42.74
Docket No. 13-06006 (SNV)	VIER		06/04/13	01/01/14	(0.1)	(0.1)	100	6.52		10.00		42.74
Docket No. 14-06004 (SNV)	VIER		06/04/14	01/01/15	(0.4)	(0.4)	100	6.47		10.00		42.74
Docket No. 14-10002 (NNV)	GIR		10/01/14	01/01/15	0.2	0.2	100	7.88		9.30		59.06
Docket No. 14-10002 (SNV)	GIR		10/01/14	01/01/15	1.9	1.9	100	6.47		10.00		42.74
Docket No. 15-06007 (SNV)	VIER		06/04/15	01/01/16	(0.1)	(0.1)	100	6.46		10.00		42.74
Docket No. 15-10001 (NNV)	GIR		10/01/15	01/01/16	0.5	0.5	100	7.88		9.30		59.06
Docket No. 15-10001 (SNV)	GIR		10/01/15	01/01/16	3.3	3.3	100	6.46		10.00		42.74
ARIZONA
Docket No. G-0155A-07-0504	GRC	04/30/07	08/31/07	12/01/08	49.3	33.5	68	8.86		10.00		43.44
Docket No. G-0155A-10-0458	GRC	06/30/10	11/12/10	01/01/12	73.2	52.6	72	8.95		9.50		52.30
Docket No. G-0155A-10-0458	COYL		02/28/13	06/01/13	0.6	0.6	100	8.95		9.50		52.30
Docket No. G-0155A-10-0458	COYL		02/28/14	06/01/14	1.5	1.5	100	8.95		9.50		52.30
Docket No. G-0155A-10-0458	COYL		02/27/15	06/01/15	2.5	2.5	100	8.95		9.50		52.30
Docket No. G-0155A-10-0458 [4]	COYL		02/29/16	06/01/16	3.7	TBD	TBD	TBD		TBD		TBD
CALIFORNIA
Application 07-12-022 (SCA)	GRC	12/31/09	12/21/07	01/01/09	7.1	2.4	34	7.87		10.50		47.00
Application 07-12-022 (NCA/SLT)	GRC	12/31/09	12/21/07	01/01/09	2.0	0.8	39	8.99		10.50		47.00
Advice Letter No. 829 (SCA)	Attrition		10/30/09	01/01/10	1.7	1.7	100	7.87		10.50		47.00
Advice Letter No. 829 (NCA/SLT)	Attrition		10/30/09	01/01/10	1.0	1.0	100	8.99		10.50		47.00
Advice Letter No. 857 (SCA)	Attrition		12/01/10	01/01/11	1.7	1.7	100	7.87		10.50		47.00
Advice Letter No. 857 (NCA/SLT)	Attrition		12/01/10	01/01/11	0.5	0.5	100	8.99		10.50		47.00
Advice Letter No. 877 (SCA)	Attrition		11/22/11	01/01/12	(0.3)	(0.3)	100	6.42		9.88		50.00
Advice Letter No. 877 (NCA/SLT)	Attrition		11/22/11	01/01/12	0.2	0.2	100	8.50		9.88		50.00
Advice Letter No. 904 (SCA)	Attrition		11/29/12	01/01/13	1.1	1.1	100	6.10		9.35		50.00
Advice Letter No. 904 (NCA/SLT)	Attrition		11/29/12	01/01/13	(0.0)	(0.0)	100	7.77		9.35		50.00
Application 12-12-024 (SCA)	GRC	12/31/14	12/20/12	06/12/14	5.6	1.9	34	6.83		10.10		55.00
Application 12-12-024 (NCA/SLT)	GRC	12/31/14	12/20/12	06/12/14	6.0	5.2	87	8.18		10.10		55.00
Advice Letter No. 960 (SCA)	Attrition		11/26/14	01/01/15	1.8	1.8	100	6.83		10.10		55.00
Advice Letter No. 960 (NCA/SLT)	Attrition		11/26/14	01/01/15	0.7	0.7	100	8.18		10.10		55.00
Advice Letter No. 995 (SCA)	Attrition		11/30/15	01/01/16	1.8	1.8	100	6.83		10.10		55.00
Advice Letter No. 995 (NCA/SLT)	Attrition		11/30/15	01/01/16	0.7	0.7	100	6.83		10.10		55.00
Advice Letter No. 996 (SCA)[5]	Attrition		11/30/15	01/01/16	1.7	1.7	100	6.83		10.10		55.00
FERC
Docket No. RP09-406	GRC	08/31/09	02/27/09	09/01/09	3.9	0.9	22	[6	]	[6	]	[6	]
Docket No. RP14-540	GRC	08/31/14	02/28/14	09/01/14	9.0	2.4	27	[6	]	[6	]	[6	]

[1] GRC = General Rate Case; VIER = Variable Interest Expense Recovery Mechanism; GIR=Gas Infrastructure Replacement; COYL=Customer Owned Yard Lines;
Attrition = Annual Attrition Filing and Automatic Trigger Mechanism for Cost of Capital
[2] Authorized amounts do not include the effect of lower depreciation rates, which contribute to an increase in operating income
[3] Original decision dated November 7, 2012 authorized $1.2 mm in NNV and $5.8 mm in SNV
[4] 2016 COYL margin pending ACC approval, expected May 2016
[5] Adjustment to 2016 Attrition to recover the revenue requirement associated with the Victor Valley transmission replacement
[6] Stipulation - Not Identified in Order

SUMMARY OPERATING RESULTS	YEAR ENDED DECEMBER 31,
(In thousands, except per share amounts)	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Results of Consolidated Operations
Contribution to net income - gas operations	$111,625	$116,872	$124,169	$116,619	$91,420	$91,382	$79,420	$53,747	$72,494	$71,473
Contribution to net income - construction services	26,692	24,254	21,151	16,712	20,867	12,495	8,062	7,226	10,752	12,387
Net income	$138,317	$141,126	$145,320	$133,331	$112,287	$103,877	$87,482	$60,973	$83,246	$83,860

Basic earnings per share	$2.94	$3.04	$3.14	$2.89	$2.45	$2.29	$1.95	$1.40	$1.97	$2.07
Diluted earnings per share	$2.92	$3.01	$3.11	$2.86	$2.43	$2.27	$1.94	$1.39	$1.95	$2.05

Average outstanding common shares	46,992	46,494	46,318	46,115	45,858	45,405	44,752	43,476	42,336	40,566
Average shares outstanding (assuming dilution)	47,383	46,944	46,758	46,555	46,291	45,823	45,062	43,775	42,714	40,975

Results of Natural Gas Operations
Gas operating revenues	$1,454,639	$1,382,087	$1,300,154	$1,321,728	$1,403,366	$1,511,907	$1,614,843	$1,791,395	$1,814,766	$1,727,394
Net cost of gas sold	563,809	505,356	436,001	479,602	613,489	736,175	866,630	1,055,977	1,086,194	1,033,988
Operating margin	890,830	876,731	864,153	842,126	789,877	775,732	748,213	735,418	728,572	693,406
Operations and maintenance expense	393,199	383,732	384,914	369,979	358,498	354,943	348,942	338,660	331,208	320,803
Depreciation and amortization	213,455	204,144	193,848	186,035	175,253	170,456	166,850	166,337	157,090	146,654
Taxes other than income taxes	49,393	47,252	45,551	41,728	40,949	38,869	37,318	36,780	37,553	34,994
Operating income	234,783	241,603	239,840	244,384	215,177	211,464	195,103	193,641	202,721	190,955
Other income (deductions)	2,292	7,165	12,261	4,165	(5,404)	4,016	6,590	(13,469)	4,850	10,049
Net interest deductions	64,095	68,299	62,555	66,957	68,777	75,113	74,091	83,096	86,436	85,567
Net interest deductions on subordinated debentures	-	-	-	-	-	1,912	7,731	7,729	7,727	7,724
Income before income taxes	172,980	180,469	189,546	181,592	140,996	138,455	119,871	89,347	113,408	107,713
Income tax expense	61,355	63,597	65,377	64,973	49,576	47,073	40,451	35,600	40,914	36,240
Contribution to consolidated net income	$111,625	$116,872	$124,169	$116,619	$91,420	$91,382	$79,420	$53,747	$72,494	$71,473

SUMMARY CONSOLIDATED BALANCE SHEET	AT DECEMBER 31,
(In thousands)	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
ASSETS
Net utility plant	$3,891,085	$3,658,383	$3,486,108	$3,343,794	$3,218,944	$3,072,436	$3,034,503	$2,983,307	$2,845,300	$2,668,104
Other property and investments	313,531	326,743	260,871	242,096	192,004	134,648	115,860	124,781	143,097	136,242
Restricted cash	-	821	-	-	12,785	37,781	49,769	-	-	-
Current assets	558,174	606,611	494,672	458,417	461,632	445,894	417,632	438,076	502,459	501,624
Noncurrent assets	595,895	615,739	323,523	443,750	390,642	293,434	288,528	274,220	179,332	178,995
Total assets	$5,358,685	$5,208,297	$4,565,174	$4,488,057	$4,276,007	$3,984,193	$3,906,292	$3,820,384	$3,670,188	$3,484,965
CAPITALIZATION
Common stock equity	$945,455	$899,534	$888,507	$876,555	$869,226	$855,114	$839,061	$816,285	$776,755	$741,658
Accumulated other comprehensive income (loss), net	(50,268)	(50,175)	(41,698)	(50,745)	(49,331)	(30,784)	(22,250)	(19,426)	(12,850)	(13,666)
Retained earnings	699,221	639,164	567,714	484,369	406,125	343,131	285,316	240,982	219,768	173,433
Noncontrolling interest	(2,083)	(2,257)	(2,128)	(1,681)	(989)	(465)	(41)	-	-	-
Subordinated debentures	-	-	-	-	-	-	100,000	100,000	100,000	100,000
Redeemable noncontrolling interest	16,108	20,042	-	-	-	-	-	-	-	-
Long-term debt, less current maturities	1,551,204	1,631,374	1,381,327	1,268,373	930,858	1,124,681	1,169,357	1,185,474	1,266,067	1,286,354
Total capitalization	3,159,637	3,137,682	2,793,722	2,576,871	2,155,889	2,291,677	2,371,443	2,323,315	2,349,740	2,287,779
LIABILITIES
Current maturities of long-term debt	19,475	19,192	11,105	50,137	322,618	75,080	1,327	7,833	38,079	27,545
Current liabilities	515,570	450,925	423,059	484,992	524,950	521,881	472,903	502,062	489,853	468,519
Deferred income taxes and investment tax credits	769,445	723,688	674,411	616,184	557,118	466,628	436,113	387,539	347,497	308,493
Other deferred credits and other long-term liabilities	894,558	876,810	662,877	759,873	715,432	628,927	624,506	599,635	445,019	392,629
Total liabilities	2,199,048	2,070,615	1,771,452	1,911,186	2,120,118	1,692,516	1,534,849	1,497,069	1,320,448	1,197,186
Total capitalization and liabilities	$5,358,685	$5,208,297	$4,565,174	$4,488,057	$4,276,007	$3,984,193	$3,906,292	$3,820,384	$3,670,188	$3,484,965

GAS SEGMENT CASH FLOWS	YEAR ENDED DECEMBER 31,
(In thousands)	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
From operating activities	$497,500	$288,534	$265,290	$344,441	$216,745	$342,522	$371,416	$261,322	$320,594	$253,245
From investing activities	(416,727)	(328,645)	(304,189)	(296,886)	(289,234)	(178,685)	(265,850)	(237,093)	(306,396)	(277,980)
From financing activities	(74,159)	23,413	44,947	(43,453)	(2,327)	(107,779)	(81,744)	(34,704)	(5,347)	15,989
Net change in cash	$6,614	$(16,698)	$6,048	$4,102	$(74,816)	$56,058	$23,822	$(10,475)	$8,851	$(8,746)

GAS OPERATIONS SEGMENT
UTILITY PLANT	AT DECEMBER 31,
(In thousands)	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Distribution	$4,935,730	$4,655,640	$4,410,598	$4,224,560	$4,048,078	$3,847,731	$3,716,881	$3,615,253	$3,419,799	$3,153,399
General	365,865	356,072	324,490	310,936	291,639	279,402	270,825	228,282	219,126	219,527
Transmission	312,996	312,300	313,306	301,505	295,103	274,646	271,467	262,271	256,696	243,989
Intangible	205,782	198,457	171,193	150,396	144,135	135,330	127,188	122,227	119,312	117,251
Construction work in progress	119,805	74,332	101,413	74,178	44,894	37,489	45,872	70,041	61,419	78,402
Other	34,914	34,680	33,612	33,014	33,186	33,267	33,376	32,326	30,815	31,136
Accumulated depreciation & amortization	(2,084,007)	(1,973,098)	(1,868,504)	(1,750,795)	(1,638,091)	(1,535,429)	(1,431,106)	(1,347,093)	(1,261,867)	(1,175,600)
Net utility plant	$3,891,085	$3,658,383	$3,486,108	$3,343,794	$3,218,944	$3,072,436	$3,034,503	$2,983,307	$2,845,300	$2,668,104

OPERATIONS & MAINTENANCE EXPENSES	YEAR ENDED DECEMBER 31,
(In thousands)	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Distribution	$181,249	$170,377	$174,129	$166,356	$157,855	$157,220	$159,282	$151,586	$148,130	$142,194
Administrative and general	137,868	137,951	131,366	124,874	123,357	120,942	112,526	106,851	101,100	98,363
Customer accounts	51,071	50,200	53,809	55,894	57,414	60,187	60,896	63,788	67,453	67,472
Transmission	14,779	15,792	15,864	14,207	12,353	9,622	9,338	10,172	8,346	8,276
Production and storage expenses	5,052	4,960	5,054	4,500	4,492	4,215	3,985	3,398	3,071	2,927
Customer service and informational	3,165	4,440	4,677	4,142	2,962	2,646	2,484	2,523	2,842	1,285
Sales	15	12	15	6	65	111	431	342	266	286
Total operations and maintenance expenses	$393,199	$383,732	$384,914	$369,979	$358,498	$354,943	$348,942	$338,660	$331,208	$320,803

GAS OPERATIONS SEGMENT

	AT DECEMBER 31,
CUSTOMERS BY CLASS	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Residential	1,874,852	1,849,555	1,824,008	1,796,929	1,780,155	1,758,557	1,744,481	1,738,202	1,732,573	1,704,456
Small commercial	78,833	78,230	77,848	76,800	76,633	76,746	77,416	78,190	77,970	76,962
Large commercial	1,043	1,086	1,076	1,118	1,433	1,185	1,263	1,314	1,310	1,219
Industrial / Other	318	341	333	308	320	328	320	343	347	370
Transportation	879	833	812	739	715	643	646	550	594	630
Total customers	1,955,925	1,930,045	1,904,077	1,875,894	1,859,256	1,837,459	1,824,126	1,818,599	1,812,794	1,783,637

ANNUAL CUSTOMER GROWTH RATE	1.3%	1.4%	1.5%	0.9%	1.2%	0.7%	0.3%	0.3%	1.6%	4.1%

SYSTEM THROUGHPUT BY CLASS	YEAR ENDED DECEMBER 31,
(In thousands of dekatherms)	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Residential	65,542	61,738	74,133	65,505	71,877	70,470	66,974	70,499	69,806	67,760
Small commercial	28,512	27,658	29,804	27,067	30,392	30,094	29,423	31,455	31,067	30,986
Large commercial	9,228	9,439	10,276	11,658	11,226	11,183	11,724	12,512	12,756	12,826
Industrial / Other	3,097	3,238	5,021	4,783	5,021	5,892	7,262	9,770	10,353	14,924
Transportation	103,571	90,669	103,792	99,809	94,154	99,860	104,389	116,419	112,842	117,524
Total system throughput	209,950	192,742	223,026	208,822	212,670	217,499	219,772	240,655	236,824	244,020

OPERATING MARGIN BY CLASS*	YEAR ENDED DECEMBER 31,
(In thousands)	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Residential	$623,828	$612,641	$601,076	$582,619	$549,844	$537,980	$513,299	$503,397	$497,703	$466,990
Small commercial	136,344	136,272	133,474	132,964	129,946	127,802	129,103	128,827	129,080	126,020
Large commercial	22,249	23,412	25,171	26,421	20,248	20,936	21,879	22,536	22,483	21,257
Industrial / Other	6,937	6,477	7,735	8,706	8,772	9,515	10,302	12,586	13,852	17,075
Transportation	101,472	97,929	96,697	91,416	81,067	79,499	73,630	68,072	65,454	62,064
Total operating margin	$890,830	$876,731	$864,153	$842,126	$789,877	$775,732	$748,213	$735,418	$728,572	$693,406

* Includes allocations of miscellaneous, unbilled, and other operating revenues.

SOUTHWEST GAS CORPORATION

MARKET PRICE PER SHARE	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
High	$63.68	$64.20	$56.03	$46.08	$43.20	$37.25	$29.48	$33.29	$39.95	$39.37
Low	50.78	47.21	42.02	39.01	32.12	26.28	17.08	21.11	26.45	26.09
Close [1]	55.16	61.81	55.91	42.41	42.49	36.67	28.53	25.22	29.77	38.37

	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
COMMON SHARES OUTSTANDING (in thousands) [1]	47,378	46,523	46,356	46,148	45,956	45,599	45,092	44,192	42,806	41,770
DIVIDEND YIELD [1]	2.9%	2.4%	2.4%	2.8%	2.5%	2.7%	3.3%	3.6%	2.9%	2.1%
DIVIDENDS DECLARED PER SHARE [2]	$1.62	$1.46	$1.32	$1.18	$1.06	$1.00	$0.95	$0.90	$0.86	$0.82
PRICE / EARNINGS RATIO [1]	18.76	20.33	17.81	14.67	17.34	16.01	14.63	18.01	15.11	18.54
RETURN ON EQUITY - TOTAL COMPANY [2]	8.9%	9.7%	10.6%	10.4%	9.3%	9.1%	8.1%	6.0%	8.8%	10.3%
RETURN ON EQUITY - GAS SEGMENT ONLY [2]	7.6%	8.5%	9.6%	9.6%	8.0%	8.5%	7.8%	5.6%	8.1%	9.2%
BOOK VALUE PER SHARE [1]	$33.65	$32.03	$30.51	$28.39	$26.68	$25.60	$24.44	$23.48	$22.98	$21.58

GAS OPERATIONS SEGMENT

	YEAR ENDED DECEMBER 31,
HEATING DEGREE DAY COMPARISON	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Actual	1,512	1,416	1,918	1,740	2,002	1,998	1,824	1,902	1,850	1,826
Ten-year average	1,792	1,816	1,876	1,866	1,888	1,876	1,882	1,893	1,936	1,961

	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
NUMBER OF GAS SEGMENT EMPLOYEES [1]	2,219	2,196	2,220	2,245	2,298	2,349	2,423	2,447	2,538	2,525
CUSTOMERS / EMPLOYEE [1]	881	879	858	836	809	782	753	743	714	706
OPERATIONS & MAINTENANCE EXPENSE / CUSTOMER [2]	$204	$202	$206	$200	$196	$196	$194	$188	$186	$185
WEIGHTED AVERAGE COST OF GAS (per therm) [2]	$0.44	$0.55	$0.42	$0.42	$0.58	$0.62	$0.71	$0.84	$0.81	$0.79
CONSTRUCTION EXPENDITURES (in thousands) [2]	$438,289	$350,025	$314,578	$308,951	$305,542	$188,379	$212,919	$279,254	$312,412	$305,914

[1] At December 31,
[2] For the year ended December 31,

GAS OPERATIONS SEGMENT
Transportation Volumes and Operating Margin

	DEKATHERMS	OPERATING	DEKATHERMS	OPERATING
DIVISION/CUSTOMER TYPE	TRANSPORTED	MARGIN	TRANSPORTED	MARGIN

	Twelve Months Ended 12-31-15		Twelve Months Ended 12-31-14
Southern Nevada
Commercial	9,243,286	$8,547,515	8,915,272	$8,647,745
Industrial	4,877,250	3,458,453	4,526,123	3,167,429
Power Generation	50,309,524	14,810,785	39,733,611	13,785,449
Southern Nevada Totals	64,430,060	$26,816,753	53,175,006	$25,600,623

Northern Nevada (1)
Commercial	1,652,217	$950,113	1,414,962	$779,760
Industrial	6,470,845	1,865,591	6,518,169	1,759,512
Power Generation	3,859,454	2,496,822	2,881,356	1,819,232
Resale	9,311,325	24,609,914	9,703,759	23,970,330
Northern Nevada Totals	21,293,841	$29,922,440	20,518,246	$28,328,834

(1) Includes transportation customers of Paiute Pipeline Company, a wholly owned subsidiary of Southwest Gas Corporation.

GAS OPERATIONS SEGMENT
Transportation Volumes and Operating Margin

	DEKATHERMS	OPERATING	DEKATHERMS	OPERATING
DIVISION/CUSTOMER TYPE	TRANSPORTED	MARGIN	TRANSPORTED	MARGIN

	Twelve Months Ended 12-31-15		Twelve Months Ended 12-31-14
Southern Arizona
Commercial	1,038,182	$3,013,539	979,524	$2,830,493
Industrial	1,867,048	1,247,404	1,627,938	1,508,195
Power Generation	1,641,668	3,389,808	1,531,908	3,298,010
Irrigation	900,846	2,649,594	958,955	2,416,811
Southern Arizona Totals	5,447,744	$10,300,345	5,098,325	$10,053,509

Central Arizona
Commercial	4,015,282	$10,188,893	3,761,712	$9,754,824
Industrial	4,058,930	9,812,982	3,760,460	8,861,325
Power Generation	671,326	1,161,296	783,277	1,327,156
Irrigation	2,503,783	4,069,054	2,542,795	4,017,509
Central Arizona Totals	11,249,321	$25,232,225	10,848,244	$23,960,814

GAS OPERATIONS SEGMENT
Transportation Volumes and Operating Margin

	DEKATHERMS	OPERATING	DEKATHERMS	OPERATING
DIVISION/CUSTOMER TYPE	TRANSPORTED	MARGIN	TRANSPORTED	MARGIN

	Twelve Months Ended 12-31-15		Twelve Months Ended 12-31-14
Southern California
Commercial	466,943	$707,751	461,257	$639,872
Industrial	152,915	224,836	158,448	215,398
Power Generation	529,916	638,132	409,604	509,101
Southern California Totals	1,149,774	$1,570,719	1,029,309	$1,364,371

Total Company (1)
Commercial	16,415,910	$23,407,811	15,532,727	$22,652,694
Industrial	17,426,988	16,609,266	16,591,138	15,511,859
Power Generation	57,011,888	22,496,843	45,339,756	20,738,948
Resale	9,311,325	24,609,914	9,703,759	23,970,330
Irrigation	3,404,629	6,718,648	3,501,750	6,434,320
TOTAL COMPANY	103,570,740	$93,842,482	90,669,130	$89,308,151

(1) Includes transportation customers of Paiute Pipeline Company, a wholly owned subsidiary of Southwest Gas Corporation.